Pursuant to Rule 497(e)
Registration No. 33-6502

SUNAMERICA INCOME FUNDS

Supplement dated September 23, 2008

to the Prospectus dated July 29, 2008

Effective immediately, the first sentence of “Reinstatement Privilege” under the heading “Other Sales Charge Arrangements and Waivers” on page 16 of the Prospectus is hereby deleted and replaced with the following:

“Within one year of a redemption of certain Class, Class B and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by AIG SACS without a sales charge, except for SunAmerica Senior Floating Rate Fund, Inc. (where the reinstatement privilege applies to Class A and Class C shares only).”

Capitalized terms used herein but not deferred have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_IFPRO_7-08

SUNAMERICA INCOME FUNDS

Supplement dated September 23, 2008 to the

Statement of Additional Information (“SAI”) dated July 29, 2008

The following is hereby added after “FNMA Certificates” under the heading “Investment Objectives and Policies” on page 6 of the SAI:

“The value of FNMA’s and FHLMC’s securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.”

Capitalized terms used herein but not deferred have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI_SUP1_IFPRO_7-08